UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 8, 2005

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On June 8, 2005 the Compensation Committee of the Board of Directors of Forest Oil Corporation (“Forest”) approved renewals and amendments to the existing forms of severance agreements between Forest and each of the officers of Forest, including, among others, the Chief Executive Officer and other named executive officers.   The Compensation Committee determined to allow the severance agreements, which are eligible for termination during the 30-day period starting on June 14, 2005, to continue for an additional 30 months.  The agreements will again be eligible for termination during the 30-day period starting on December 14, 2007.   The amendments include new covenants.   In certain cases, as a condition to receiving severance payments as a result of an involuntary termination not related to a change of control, the executives will be required to sign a release that contains a covenant not to compete with Forest or solicit employees of Forest for a period of two years.  The agreements were also amended to provide that, in all instances where a severance payment is made, the executive must execute a release of all claims against Forest and its representatives.  In addition, the amendments make a number of non-substantive conforming changes to the agreements. The complete forms of amendments to severance agreements are attached hereto as Exhibits 10.1 (to be entered into with Messrs. Clark, Keyte, Colwell, Gurule, and Wurtzbacher), 10.2 (to be entered into with all other Senior Vice Presidents), 10.3 (to be entered into with a Vice President with an existing grandfathered form of VP severance agreement), and 10.4 (to be entered into with all other Vice Presidents).

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits

10.1	Form of Amendment for Grandfathered SVP Severance Agreement.

10.2	Form of Amendment for SVP Severance Agreement.

10.3	Form of Amendment for Grandfathered VP Severance Agreement.

10.4	Form of Amendment for VP Severance Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: June 10, 2005	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President –
General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

10.1	Form of Amendment for Grandfathered SVP Severance Agreement.

10.2	Form of Amendment for SVP Severance Agreement.

10.3	Form of Amendment for Grandfathered VP Severance Agreement.

10.4	Form of Amendment for VP Severance Agreement.